UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

RESOLUTE FOREST PRODUCTS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of RESOLUTE FOREST PRODUCTS INC. To Be Held On: May 12, 2020 at 9:00 a.m. Eastern time online through a virtual web conference at https://web.lumiagm.com/172118479 COMPANY NUMBER JOHN SMITH 1234 MAIN STREET ACCOUNT NUMBER APT. 203 NEW YORK, NY 10038 CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/01/20. Please visit http://www.astproxyportal.com/ast/RFP_EN, where the following materials are available for view: TO REQUEST MATERIAL: TO VOTE: • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for callers outside of the US and Canada) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date. AT THE MEETING: You may vote your by attending the Annual Meeting online and follow the instructions posted at https://web.lumiagm.com/172118479 MAIL: You may request a card by following the instructions above. The annual meeting is being held online due to the emerging public health impact of the coronavirus outbreak (COVID-19). Stockholders of record as of March 16, 2020 will be able to attend and participate in the annual meeting online by accessing https://web.lumiagm.com/172118479. Please monitor our annual meeting website at www.resolutefp.com/Investors for any further updates regarding our online annual meeting. To Join the annual meeting, you will need to have your 11-digit control number, which is included on this Notice of Internet Availability and proxy card. Please note that you cannot use this notice to vote by mail. NOMINEES: Randall C. Benson Suzanne Blanchet Jennifer C. Dolan Yves Laflamme Bradley P. Martin Alain Rhéaume Michael S. Rousseau 2. Ratification of PricewaterhouseCoopers LLP appointment. 3. Advisory vote to approve executive compensation (“say-on-pay”). 4. Vote to approve the First Amendment to the Resolute Forest Products 2019 Equity Incentive Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED AND “FOR” PROPOSALS 2 – 4.

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EXERCISE YOUR RIGHT TO VOTE

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of RESOLUTE FOREST PRODUCTS INC.
To Be Held on:
May 12, 2020 at 9:00 a.m. Eastern time

B-R4

MEETING INFORMATION

Meeting Type: Annual Meeting
For holders as of: March 16, 2020
Date: May 12, 2020 **Time:** 9:00 AM Eastern Time
Location: online through a virtual web conference at https://web.lumiagm.com/172118479

You are receiving this communication because you hold securities in the above named company.

This is not a ballot. You cannot use this notice to vote these securities. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials on line at **www.proxyvote.com**, or on a smartphone by scanning the QR code on the reverse side, or by requesting a paper copy (see reverse side).

We encourage you to access and review all of the important information contained In the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

VOTING ITEMS

The Board of Directors recommends that you vote FOR the following:

Election of Directors

1A Randall C. Benson

1B Suzanne Blanchet

1C Jennifer C. Dolan

1D Yves Laflamme

1E Bradley P. Martin

1F Alain Rhéaume

1G Michael S. Rousseau

The Board of Directors recommends you vote FOR

2 Ratification of PricewaterhouseCoopers LLP appointment.

3 Advisory vote to approve executive compensation ("say-on-pay").

4 Vote to approve the First Amendment to the Resolute Forest Products 2019 Equity Incentive Plan.

THE ANNUAL MEETING IS BEING HELD ONLINE DUE TO THE EMERGING PUBLIC HEALTH IMPACT OF THE CORONAVIRUS OUTBREAK (COVID-19). STOCKHOLDERS OF RECORD AS OF MARCH 16, 2020 WILL BE ABLE TO ATTEND AND PARTICIPATE IN THE ANNUAL MEETING ONLINE BY ACCESSING HTTPS://WEB.LUMIAGM.COM/172118479. PLEASE MONITOR OUR ANNUAL MEETING WEBSITE AT WWW.RESOLUTEFP.COM/INVESTORS FOR ANY FURTHER UPDATES REGARDING OUR ONLINE ANNUAL MEETING.

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BEFORE YOU VOTE How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Electronic Proxy Card, Annual Report on Form 10-K. How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the reverse) and visit: www.proxyvote.com or on a smartphone by scanning the QR code below. How to Request and Receive a PAPER or E-MAILICopy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NOIcharge for requesting a copy. Please choose one of the following methods to make your request: 1) BYIINTERNET: www.proxyvote.com 2) BYITELEPHONE: 1-877-907-7643 3) BYIEMAIL*: proxy.request@broadridge.com * If requesting materials by email please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the reverse) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2020 to facilitate timely delivery. 0 Note: French versions of documents are available at: /Documents disponibles en français au: http://www.astproxyportal.com/AST/RFP_FR. SCAN3TO HOW3TO3VOTE VIEW MATERIALS & VOTE Please Choose One of the Following Methods Vote In Person At The Virtual Meeting: If you choose to vote these securities in person at the virtual meeting, you must request a “legal proxy”. To do so, please follow the instructions at proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many securityholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. VOTING INSTRUCTIONS Please note that under a rule amendment adopted by the New York Stock Exchange for shareholder meetings held on or after January 1, 2010, brokers are no longer allowed to vote securities held in their clients’ accounts on uncontested elections of directors unless the client has provided voting instructions (it will continue to be the case that brokers cannot vote their clients’ securities in contested director elections). Consequently, if you want us to vote your securities on your behalf on the election of directors, you must provide voting instructions to us. Voting on matters presented at shareholder meetings, particularly the election of directors is the primary method for shareholders to influence the direction taken by a publicly-traded company. We urge you to participate in the election by returning the enclosed voting instruction form to us with instructions as to how to vote your securities in this election. If your securities are held by a broker who is a member of the New York Stock Exchange (NYSE), the rules of the NYSE will guide the voting procedures. These rules provide that if instructions are not received from you prior to the issuance of the first vote, the proxy may be given at the discretion of your broker (on the tenth day, if the material was mailed at least 15 days prior to the meeting date or on the fifteenth day, if the proxy material was mailed 25 days or more prior to the meeting date). In order for your broker to exercise this discretionary authority, proxy material would need to have been mailed at least 15 days prior to the meeting date, and one or more of the matters before the meeting must be deemed “routine” in nature according to NYSE guidelines. If these two requirements are met and you have not communicated to us prior to the first vote being issued, we may vote your securities at our discretion on any matters deemed to be routine. We will nevertheless follow your instructions, even if our discretionary vote has already been given, provided your instructions are received prior to the meeting date. In order for your securities to be represented at the meeting on one or more matters before the meeting, it will be necessary for us to have your specific voting instructions. If your securities are held by a bank, your securities cannot be voted without your specific instructions. **If you hold your securities through a Canadian broker or bank, please be advised that you are receiving the voting instruction form and meeting materials, at the direction of the issuer. Even if you have declined to receive securityholder materials, a reporting issuer is required to deliver these materials to you. If you have advised your intermediary that you object to the disclosure of your beneficial ownership information to the reporting issuer, it is our responsibility to deliver these materials to you on behalf of the reporting issuer. These materials are being sent at no cost to you.